Fees Summary	Dec. 20, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 86,250,000.00
Previously Paid Amount	11,483.00
Total Fee Amount	13,204.88
Total Offset Amount	0.00
Net Fee	$ 1,721.88